                                   UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                  SCHEDULE 14A

                       Proxy Statement Pursuant to Section

                        14(a) of the Securities Exchange

                          Act of 1934 (Amendment No. __)

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                              Unity Wireless Corporation

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UNITY WIRELESS CORPORATION

7438 FRASER PARK DRIVE

BURNABY, BC V5J 5B9

CANADA

NOTICE OF ANNUAL & SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 30, 2004

TO THE STOCKHOLDERS OF UNITY WIRELESS CORPORATION:

      The Annual Meeting of Stockholders of Unity Wireless Corporation (the "Company") will be held at Unity Wireless Corporation, 7438 Fraser Park Drive, Burnaby, BC Canada at 10:00 A.M. on June 30, 2004, for the following purposes:

(1)   To elect six Directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2)   To ratify the selection and appointment by the Company's Board of Directors of KPMG LLP, independent auditors, as auditors for the Company for the year ending December 31, 2004;

(3)

To amend the Certificate of Incorporation to increase the authorized Common share capital from 100 million to 150 million; and,

(4)   To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

      A Proxy Statement, form of Proxy, and the Annual Report to Stockholders of the Company for the year ended December 31, 2003 are enclosed herewith.  Only holders of record of Common Stock of the Company at the close of business on May 28, 2004 will be entitled to notice of and to vote at the Annual & Special Meeting and any adjournments thereof.

By Order of the Board of Directors,

                              Andrew Chamberlain

                              Corporate Secretary & Director

Burnaby, British Columbia

May 17, 2004

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING.  IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OR CANADA.  ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND IF PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON.  ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

UNITY WIRELESS CORPORATION

 7438 FRASER PARK DRIVE

BURNABY, BC CANADA V5J 5B9

PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Unity Wireless Corporation (the "Company") of proxies in the form enclosed.  Such Proxies will be voted at the Annual & Special Meeting of Stockholders of the Company to be held at Unity Wireless Corporation, 7438 Fraser Park Drive, Burnaby, BC Canada at 10:00 A.M. on June 30, 2004 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual & Special Meeting of Stockholders.

      This Proxy Statement and accompanying Proxy are being mailed on or about June 2, 2004 to all stockholders of record on May 28, 2004 (the "Record Date").

      Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted.  The cost of soliciting Proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies.  Following the mailing of the Proxy materials, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy.  Unless contrary instructions are given by stockholders, persons named in the proxy intend to vote the shares represented by such Proxies FOR the election of the six nominees for director named herein, and FOR the selection of KPMG LLP as independent auditors, and FOR the amendment of the Company’s certificate of incorporation.  The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 3,445,690 votes, or approximately 4.5% of the total number of votes eligible to be cast at the Annual & Special Meeting.  The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

                                VOTING SECURITIES

      Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.  On the Record Date there were 76,804,582 outstanding shares of common stock, par value $0.001 per share (the "Common Stock").  Each holder of Common Stock is entitled to one vote for each share held by such holder.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting.  Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 15, 2004, certain information with respect to the beneficial ownership of our shares of common stock by each shareholder known to us to be the beneficial owner of 5% of our shares of common stock, and by each of our officers and directors.  Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Ilan Kenig 802 - 1099 Marinaside Crescent Vancouver, BC V6Z 2Z3	1,597,750(2)	2.10%
Doron Nevo 15 Yakov Hazan Raanana, Israel 43563	96,667(3)	Nil*
Ken Maddison 2591 Lund Avenue Coquitlam, BC V3K 6J8	172,500(4)	Nil*
Myer Bentob 331 Beaconsfield Blvd Quebec H9W 4A6	2,861,658 (5)	3.89%
Robert W. Singer 2110 West County Line Road Jackson, NJ 08527	50,000	Nil*
Andrew Chamberlain 9222 - 183B Street Edmonton, AB T5J 3Z7	37,500 (6)	Nil*
William Weidman 136 Shorewood Drive Great Neck, NY 11021	18,608,387 (7)	24.44%
Directors and Executive Officers as a Group	4,916,075(8)	6.46%

Nil* - less than 1%

(1)

Based on 76,137,916 shares of common stock issued and outstanding as of April 15, 2004.  Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.  Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable.

(2)

Includes options to acquire an aggregate of 1,202,083 shares of common stock exercisable within sixty days.

(3)

Includes options to acquire an aggregate of 46,667 shares of common stock exercisable within sixty days.

(4)

Includes options to acquire an aggregate of 122,500 shares of common stock exercisable within sixty days.

(5)

Includes options to acquire an aggregate of 187,500 shares of common stock and warrants to purchase an aggregate of 924,720 shares of common stock, exercisable within sixty days.

(6)

Includes options to acquire an aggregate of 37,500 shares of common stock exercisable within sixty days.

(7)

Includes warrants to purchase an aggregate of 1,585,300 shares of common stock, exercisable within sixty days.

(8)

Includes options to acquire an aggregate of 1,596,250 shares of common stock and warrants to purchase an aggregate of 924,720 shares of common stock, exercisable within sixty days.

                          ITEM I. ELECTION OF DIRECTORS

      It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy FOR the election as Directors of Myer Bentob, Ilan Kenig, Ken Maddison, Robert Singer, Doron Nevo and Andrew Chamberlain, to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified.  Each of the nominees currently serves as a Director of the Company.  The Company has no reason to believe that any of the nominees will become unavailable to serve as Director for any reason before the Annual & Special Meeting.  However, in the event that any of them shall become unavailable, each of the persons designated as proxy reserves the right to substitute another person of his choice when voting at the Annual & Special Meeting.

NAME

AGE      POSITION

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ILAN KENIG

43

DIRECTOR, PRESIDENT & CHIEF EXECUTIVE OFFICER

MYER BENTOB

72

EXECUTIVE CHAIRMAN OF THE BOARD

KEN MADDISON

63

DIRECTOR

ROBERT SINGER

56

DIRECTOR

DORON NEVO

48

DIRECTOR

ANDREW CHAMBERLAIN

42

DIRECTOR, CORPORATE SECRETARY

Ilan Kenig - President, Chief Executive Officer and Director

Mr. Kenig has over 18 years of legal, venture capital and investment banking experience with specific emphasis in the technology and telecommunications arena.  Mr. Kenig joined the company as Vice President of Business Development in December 2001 before assuming the position of President in April 2002.  Prior to pursuing international finance activities in New York, Mr. Kenig was a founder of a law firm in Tel-Aviv representing mostly technology and telecommunications interests.  Mr. Kenig holds a law degree from Bar-Ilan University.

Myer Bentob – Director and Executive Chairman of the Board of Directors

Mr. Bentob joined Unity Wireless in August 2003. He founded Mitec Telecom in 1973, and served as its President and CEO from 1974 until 2002.  Prior to founding Mitec, Mr. Bentob served as the Director of Engineering and Marketing at Andrew's Canadian Operations, a system engineer at Canadian Marconi, and a research engineer at Marconi Research Labs UK.

Ken Maddison - Director

Mr. Maddison, a Chartered Accountant since 1966 and elected a Fellow of the Institute of Chartered Accountants of British Columbia in 1975, retired in August 1997 after a lengthy career as a partner with the accounting firm KPMG between 1977 and 1997.  Since September 1997, Mr. Maddison has been self-employed as a consultant providing various financial advisory services.  Mr. Maddison currently serves as CFO and director of three public companies: International Wayside Gold Mines Ltd., Island Mountain Gold Mines Ltd., and Golden Cariboo Resources Ltd.  He is also a director and audit committee chairman for Northern Continental Resources Inc, Northern Hemisphere Development Inc, Datec Group Ltd. (formerly Brocker Technology Group Ltd), and Helijet International.

Robert W. Singer - Director

Senator Singer is a New Jersey state senator and serves within the Senate leadership circle as Assistant Majority Leader. Senator Singer is also Vice-Chairman of the Senate Commerce Committee and a member of the Senate Health Committee. In his former duties as an elected representative in the Upper House, Senator Singer was Chairman of the Senate Senior Citizens, Veterans Affairs and Agriculture Committee and was Vice-Chairman of the Senate Environment Committee, and had been appointed to chair the Joint Legislative Biotechnology Task Force and the Software Task Committee.  Senator Singer is presently Chairman of the Senate Task Force on Science and Technology, which was established in 2001.  On a national level, Senator Singer was also appointed as a member of the Health Committee of the Assembly on Federal Issues of the National Conference of State Legislatures.  Members of the Assembly on Federal Issues meet with federal officials and play a key role in developing recommendations on a wide range of national issues that affect state-federal relations.  Senator Singer currently serves on the boards of Datec Group Ltd.(formerly Brocker Technology Group Ltd), a company whose shares of common stock are registered with the Securities and Exchange Commission, and Healthchoice Incorporated.

Andrew James Chamberlain – Director and Corporate Secretary

Mr. Chamberlain is an attorney practicing law in Edmonton, Alberta, and a partner with the law firm of Chamberlain Hutchison.  Mr. Chamberlain is a sessional instructor in corporate securities at the University of Alberta law school.  Mr. Chamberlain is a director and corporate secretary of Datec Group Ltd. (formerly Brocker Technology Group Ltd.), a company whose shares of common stock are registered with the Securities and Exchange Commission, and a director of Loma Oil & Gas Ltd., a company listed on the TSX Venture Exchange.

Doron Nevo - Director

Currently, Mr. Nevo is President and CEO of KiloLambda Technologies, Ltd. an optical subsystems company he founded in early 2001.  From July 1999 to January 2001, Mr. Nevo was the President and CEO of D.FourD., Ltd., a venture capital investment company.  From March 1996 to June 1999, Mr. Nevo was President and CEO of NKO, Inc. a company he founded that designed and developed a carrier grade IP Telephony system platform and established its own IP network.  From February 1992 to February 1996, Mr. Nevo was also President and CEO of Clalcom Ltd., an international telecommunications service provider in Israel which he founded in 1992.  Prior to Clalcom, he held various positions with Sprint International Inc.  He also serves on the board of a number of companies including Audiocodes, Ltd. (a telecommunication technology company), a company whose shares of common stock are registered with the Securities and Exchange Commission, Elcom Technologies (a manufacturer of Satcom and Digital Radio synthesizers), Notox, Ltd. (a biotech company) and Cellaris, Ltd. (a new materials company).  Mr. Nevo received a B.Sc. in Electrical Engineering from the Technion and an M.Sc. in Telecommunications Management from Brooklyn Polytechnic.

      There are no family relationships between or among any Directors of the Company.  Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

INDEPENDENT DIRECTORS

      The Board of Directors is comprised of six (6) members, of which three (3) are classified as "independent" as defined in the NASDAQ Stock Market Marketplace Rule 4200.  The three independent directors are Ken Maddison, Robert Singer and Doron Nevo.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors held 4 meetings during the year ended December 31, 2003. Each director attended at least (i) 75% of all of the meetings of the Board of Directors held during the period and (ii) 75% of the meetings of each committee on which he or she served. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company's annual meeting of stockholders.  Three incumbent directors attended last year's annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Serving on the Committee are Messrs. Maddison and Singer with one position vacant. The Board of Directors has determined that it has an audit committee financial expert serving on the audit committee, Mr. Ken Maddison.  Mr. Maddison is an independent director as defined in Item 7(d)(3)(iv) of Schedule 14A. The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the Company's principal accountant's provision of non-audit services is compatible with maintaining the principal accountant's independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation.  To carry out its responsibilities, the Audit Committee met four times during fiscal 2003.  The Board of Directors has determined that the two current members of the Audit Committee are "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200. A copy of the amended and restated charter of the Audit Committee adopted by the Audit Committee on May 17, 2004 is attached hereto as Exhibit A.

      The Compensation Committee is comprised of Mr. Nevo, with two positions vacant.  The function of the Compensation Committee is to make recommendations to the Board of Directors concerning the compensation packages for the Executive Officers of the Company, including its Chief Executive Officer. To carry out its responsibilities, the Compensation Committee met four times during fiscal 2003. The Board of Directors has determined that the member of the Compensation Committee is "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200.

      The Company does not have a standing Nominating Committee. Due to the size of the Company and the resulting efficiency of a Board of Directors that is also limited in size, as well as the lack of turnover in the Company's Board of Directors, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by Board of Director resolution subject to the recommendation of a majority of the independent directors.  All of the nominees recommended for election to the Board of Directors at the Annual Meetings are directors standing for re-election. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors.  In 2003 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

      The Company's By-laws include a procedure whereby its stockholders can nominate persons for election to the Board of Directors, as more fully described in its By-laws as summarized under "Stockholder Proposals for the 2004 Annual Meeting." The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in its By-laws.  To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

                          REPORT OF THE AUDIT COMMITTEE

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent accountants and management to review accounting, auditing, internal controls and financial reporting matters.  The Audit Committee is also responsible for the appointment, compensation and oversight of the Company's independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during fiscal 2003.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls.  Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

      In performing its duties, the Audit Committee has reviewed and discussed the audited financial statements with management and the Company's independent auditors.  The Audit Committee has also discussed with the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committee."  SAS No. 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit.  In addition, the Audit Committee received written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees".  The independent auditors have discussed its independence with the Audit Committee, and has confirmed to us that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.  The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Audit Committee

Ken Maddison - Chairman

Robert Singer

FISCAL 2003 AND 2002 ACCOUNTING FIRM FEE SUMMARY

      Set forth below is certain information concerning fees billed to the Company by KPMG LLP and its international affiliates in respect of services provided for 2003 and 2002. The Audit Committee has determined that the provision of all services is compatible with maintaining the independence of KPMG LLP.

Audit Fees. The audit fees for 2003 and 2002 were $72,840 and $93,836, respectively. All services provided by the independent accountants were approved by the audit committee.

Tax Fees. Tax fees consisted of consulting and preparation of tax returns. The fees were $ nil and $11,200 in 2003 and 2002, respectively.

All Other Fees. The fees for 2003 and 2002 were $5,350 and $23,650, respectively and related to reviews of the Company’s SB-2 filings.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is directly and solely responsible for oversight, engagement and termination of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work.

The Committee meets with the independent auditor prior to the audit and discusses the planning and staffing of the audit; Approves in advance the engagement of the independent auditor for all audit services and non-audit services and approve the fees and other terms of any such engagement; and, Obtains periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company, and discusses with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

The following officers, directors and greater than ten-percent beneficial owners were late in complying with Section 16(a) filing requirements: Ilan Kenig, Myer Bentob, Ken Maddison, Robert Singer, Doron Nevo and William Weidman. Each person was late in filing Form 5 Annual Statement of Changes in Beneficial Ownership of Securities. Two former directors, Mark Godsy and Casey O’Byrne, were late in filing Form 5 Annual Statement of Changes in Beneficial Ownership of Securities. Casey O’Byrne was also late in filing Form 4 Statement of Changes in Beneficial Ownership of Securities on four occasions covering five transactions none of which were open market purchases or sales.

STOCKHOLDERS COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at 604-267-2716. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Unity Wireless Corporation C/O 7438 Fraser Park Drive, Burnaby, BC CANADA V5J 5B9.  Any communications must contain a clear notation indicating that it is a "Stockholder—Board Communication" or a "Stockholder-Director Communication" and must identify the author as a stockholder.  The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed.  The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate.  The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

                               EXECUTIVE OFFICERS

Set forth below is information concerning the sole Executive Officer who is not a Director.

  NAME

AGE               POSITION

  ----

---               --------

  DALLAS PRETTY

34                CHIEF FINANCIAL OFFICER

Dallas Pretty – Chief Financial Officer

Mr. Pretty is a Chartered Accountant with over 10 years of experience in both public and private companies with specific emphasis in the technology arena.  Mr. Pretty joined the Company as an advisor and consultant in April 2003 before assuming the position of Chief Financial Officer in April 2004.  Prior to joining Unity Wireless, Mr. Pretty worked in KPMG’s Assurance Group from 1994 to 2000 and since then has worked in senior management roles for a number of companies.   Mr. Pretty holds a BBA from Simon Fraser University.

      There are no family relationships between or among any Executive Officers of the Company. Executive Officers serve at the discretion of the Board.

EXECUTIVE AND DIRECTOR COMPENSATION

SUMMARY COMPENSATION TABLE
		Annual Compensation			Long Term Compensation (1)
					Awards		Payouts
Name and Principal Position	Year	Salary (US$)	Bonus (US$)	Other Annual Compen- sation (US$) (1)	Securities Underlying Options/ SARs Granted	Restricted Shares or Restricted Share Units	LTIP Payouts (US$)	All Other Compen- sation
Ilan Kenig Chief Executive Officer (2)	2003 2002 2001	$72,000(2) $74,943(2) $6,500(2)	Nil Nil Nil	Nil Nil Nil	800,000(2) 575,000(2) 100,000(2)	Nil Nil Nil	Nil Nil Nil	Nil Nil Nil

During the year ended December 31, 2003, only Ilan Kenig served as an executive officer.  None of our other officers earned $100,000 or more in total salary and bonus during 2003, 2002 or 2001.

(1)  The value of perquisites and other personal benefits, securities and property for Mr. Kenig that do not exceed the lesser of $50,000 or 10% of the total of the annual salary and bonus is not reported herein.

(2)  Mr. Kenig was appointed as our Chief Executive Officer on October 31, 2002 and as our President on April 1, 2002.  Mr. Kenig was appointed as VP Business Development in November, 2001.  Our company did not have a Chief Executive Officer between April 1, 2002 and October 30, 2002.

The following table sets forth for Ilan Kenig certain information concerning stock options granted to him during the year ended December 31, 2003.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

Name	Number of Securities Underlying Options/ SARs Granted (#)	% of Total Options/ SARs Granted to Employees in Fiscal Year(1)	Exercise Price ($/Share)	Expiration Date
Ilan Kenig Chief Executive Officer	800,000(2)	43%	$0.15	September 15, 2008

(1)  The denominator (of 1,865,000) was arrived at by calculating the net total number of new options awarded during the year.

 (2) Ilan Kenig received 400,000 options on September 15, 2003 exercisable at $0.15 per share and vest over two years or vest immediately based on achieving certain performance criteria.  Ilan Kenig also received 400,000 options on September 15, 2003 exercisable at $0.15 per share, vesting immediately.

The following table sets forth for Ilan Kenig certain information concerning the number of shares subject to both exercisable and unexercisable stock options as of December 31, 2003

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

Name	Shares Acquired on Exercise (#)	Aggregate Value Realized	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable / Unexercisable		Value of Unexercised In-the -Money Options/SARs at FY- end ($) Exerciseable / Unexerciseable(1)
			Exerciseable	Unexerciseable	Exerciseable	Unexerciseable
Ilan Kenig	Nil	Nil	952,083	522,917	$36,750	$20,250

(1) The values for "in-the-money" options are calculated by determining the difference between the fair market value of the securities underlying the options as of December 31, 2003 ($0.19 per share on OTC Bulletin Board) and the exercise price of the individual's options.

EMPLOYMENT AGREEMENTS

In August 2003 we entered into a consulting agreement with Myer Bentob that expires on December 31, 2005. Under the agreement, Mr. Bentob agreed, among other things, to assist the Company’s sales and marketing efforts. The Company agreed to nominate him to be a director and Executive Vice Chairman, and to pay a fee to an entity controlled by Mr. Bentob equal to CDN $84,000 per year, plus commission at a maximum rate of 1.8% of amounts collected by the Company from specified clients. The agreement also contains a non-compete provision that continues for six months after termination, and confidentiality requirements. Mr. Bentob is a director and Executive Chairman of the Company.

DIRECTORS COMPENSATION

Our directors receive $1,000 per board meeting and $500 per committee meeting.  Directors are entitled to reimbursement of expenses incurred in attending meetings.  In addition, our directors are entitled to participate in our stock option plan.  We have adopted a policy whereby members of our board of directors receive initial grants of options upon appointment as follows:

Chairman	200,000 options
Director (other than Chairman)	75,000 options
Compensation Committee	5,000 options
Audit Committee	5,000 options

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding common stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest.

Our board of directors agreed to advance $90,000 to John Robertson, the former president, Chief Executive Officer and a director of our company, to enable him to subscribe for 500,000 units in conjunction with the private placement completed on December 24, 2001.  The loan principal plus interest was due on December 24, 2003 and was secured by the units being issued.  On May 24, 2002, the units as well as all obligations under this loan were transferred to Mark Godsy, the former Chairman of our board of directors.  On August 20, 2002, Mark Godsy repaid and satisfied his obligations under the terms of the loan by repaying the $90,000 principal amount and exercising 500,000 warrants at an exercise price of $0.30 per share for total gross proceeds of $150,000.  For financial statement reporting purposes, this loan was recorded as a reduction in stockholders' equity until August 20, 2002, the repayment date.

In November 2002, Casey O’Byrne, who was then a director, through an affiliated corporation purchased CDN $100,000 principal amount of convertible debentures that were originally convertible at CDN $0.15 Canada, and warrants to purchase 666,667 shares at an original exercise price of CDN $0.15. The conversion price was subsequently reduced to US $0.06, and the warrant exercise price was reduced to US $0.05. Mr. O’Byrne subsequently converted all of these debentures and exercised all of these warrants, at which point we issued to him 666,6667 replacement warrants at US $0.10.

Our director and corporate secretary, Andrew Chamberlain, is a partner in a law firm to which we paid $13,658 for legal services during the year ended December 31, 2003 and $9,249 during the year ended December 31, 2002.

In August 2003 we entered into a consulting agreement with Myer Bentob that expires on December 31, 2005. Under the agreement, Mr. Bentob agreed, among other things, to assist the Company’s sales and marketing efforts. The Company agreed to nominate him to be a director and Executive Vice Chairman, and to pay a fee to an entity controlled by Mr. Bentob equal to CDN $84,000 per year, plus commission at a maximum rate of 1.8% of amounts collected by the Company from specified clients. The agreement also contains a non-compete provision that continues for six months after termination, and confidentiality requirements. Mr. Bentob is a director and Executive Chairman of the Company.

In August 2003, the Company in a private placement issued to Mr. Bentob 833,333 shares of common stock for US $108,333, together with warrants to purchase 416,667 shares at US $0.26 per share. In March 2004, the Company further issued 1,016,105 shares of common stock for US$152,416, together with warrants to purchase 508,053 shares at US $0.30 per share under the provisions of the August 2003 private placement agreement.

ITEM II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

Subject to approval by the stockholders, the Board of Directors has appointed KPMG LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004.  KPMG LLP has served as the Company's auditors for each of the fiscal years ended since December 31, 2001.  It is expected that a representative of KPMG LLP will be present at the Annual & Special Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

      In the event that the stockholders fail to ratify this appointment, other certified public accountants will be considered upon recommendation of the Audit Committee.  Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE

APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS

ITEM III. AMENDMENT OF THE CETIFICATE OF INCORPORATION

The Board of Directors has unanimously adopted a resolution authorizing an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the total number of Unity Wireless Corporation’s authorized shares of Common Stock from 100,000,000 shares to 150,000,000 shares, $0.001 par value. The proposed amendment is subject to approval by the Company’s Stockholders.

The Common Stock, including the additional shares proposed for authorization, do not have pre-emptive or similar rights, which means that current Stockholders do not have a prior right to purchase any new issue of capital stock of Unity Wireless in order to maintain their proportionate ownership thereof. Thus, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of stockholders. Each of the additional authorized shares of Common Stock will have the same rights and privileges as the currently authorized Common Stock.

The proposed amendment will modify the first paragraph (1) of Article Four of the Certificate to read as follows:

    “FOURTH:  The total number of shares of stock which this corporation is authorized to issue is: 155,000,000 shares, which shall consist of 150,000,000 shares of common stock, $.001 par value per share ("Common Stock") and 5,000,000 shares of preferred stock, $.001 par value per share ("Preferred Stock").”

Unity Wireless is currently authorized to issue 105,000,000 shares of capital stock, of which 100,000,000 are designated as Common Stock and 5,000,000 shares are designated as Preferred Stock. The proposed amendment would increase the total number of shares of authorized capital stock to 155,000,000 shares and the number of shares of Common Stock authorized to 150,000,000.

As of April 15, 2004, 76,137,916 shares of Common Stock were issued and outstanding, no shares of capital stock were held by the Company as treasury stock and no shares of Preferred Stock were issued and outstanding. In relation to the 23,862,084 currently un-issued shares of Common Stock, an aggregate of 13,297,402 shares have been reserved for future issuance: 7,063,583 shares of Common Stock upon exercise of outstanding stock options; and, 6,233,819 shares of Common Stock upon exercise of outstanding warrants to purchase Common Stock.

If the proposed amendment is adopted, it will become effective upon filing of the proposed amendment with the Delaware Secretary of State’s Office.

The Board of Directors believes that it is advisable and in the best interests of the Company to have available additional authorized but un-issued shares of Common Stock in an amount adequate to provide for the future business needs of Unity Wireless and to take advantage of future corporate opportunities. The increase in authorized Common Stock will not have any immediate effect on the rights of existing stockholders. However, the additional shares will be available for issuance from time to time by the Company, in the discretion of the Board of Directors, without further authorization by vote of the stockholders unless applicable law or regulation or stock exchange requirements otherwise require such authorization. These shares may be issued for any proper corporate purpose including, without limitation: acquiring other businesses in exchange for shares of Common Stock; entering into joint venture arrangements with other companies in which Common Stock or the right to acquire Common Stock are part of the consideration; stock splits or stock dividends; raising capital through the sale of Common Stock; and attracting and retaining valuable employees and consultants by the issuance of additional stock, stock options or use of stock-based plans.

Although the Company may engage in the foregoing actions in the future, except for the issuance of additional stock options under Unity’s Incentive Stock Option Plan and the possible sale of shares of common stock to raise additional capital, no such actions involving the issuance of additional shares of Common Stock are pending as of the date hereof.

If the proposed amendment is approved, the Board of Directors would be able to authorize the issuance of shares of Common Stock without the necessity, and related costs and delays, of either calling a special stockholders’ meeting or waiting for the next regularly scheduled meeting of stockholders in order to increase the authorized shares of Common Stock.

The issuance of the additional shares of Common Stock could have the effect of diluting earnings per share and book value per share, which could adversely affect Unity’s existing stockholders. Issuing additional shares of Common Stock may also have the effect of delaying or preventing a change of control of Unity Wireless. The Company’s authorized but un-issued Common Stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of Unity Wireless. The proposed amendment to the Certificate is not being recommended in response to any specific effort of which Unity Wireless is aware to obtain control of Unity Wireless, and the Board of directors has no present intention to use the additional shares of Common Stock in order to impede a takeover attempt.

The affirmative vote of a majority of the issued and outstanding shares of Voting Securities of Unity Wireless entitled to vote at the Special Meeting is required for approval of this Amendment to the Certificate to increase Unity’s authorized shares of Common Stock. An abstention will, accordingly, result in a vote against the proposal.

      In the event that the stockholders fail to ratify Item III, the Board of Directors would be severely limited in its options to maintain the operations and advancement of the Company in its market.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR AMENDING THE COMPANY’S CERTIFICATE OF INCORPORATION

                                  VOTE REQUIRED

      Election of Directors.  Directors will be elected at the meeting by a plurality of the votes cast (i.e., the six nominees receiving the greatest number of votes will be elected as Directors).

      Ratification of the Appointment of Independent Auditors.  The appointment of KPMG LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter.  Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

Amendment of the Company’s certificate of incorporation requires that a minimum of 50% of the issued and outstanding shares of the Company, present in person or represented by proxy at the meeting and entitled to vote on the matter, vote FOR such an amendment.

                             EXPENSE OF SOLICITATION

      The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram.  The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

NOTICE REQUIRED TO INCLUDE PROPOSALS IN OUR PROXY STATEMENT

      We will review for inclusion in next year's proxy statement shareholder proposals received by March 1, 2005. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Unity Wireless Corporation, 7438 Fraser Park Drive, Burnaby, BC CANADA V5J 5B9 Attention: Corporate Secretary.

NOTICE REQUIRED TO BRING BUSINESS BEFORE AN ANNUAL MEETING

      Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a stockholder that proposes to nominate a candidate for director or propose other business at the 2004 annual meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

ANNUAL REPORT

A copy of our Annual Report on Form 10-KSB for the 2003 Fiscal Year has been mailed without charge concurrently with this Proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting.  The annual report is not incorporated into the Proxy Statement and is not considered proxy solicitation material.

                                  OTHER MATTERS

      The Company knows of no items of business that are expected to be presented for consideration at the Annual & Special Meeting which are not enumerated herein.  However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgment.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

EXHIBIT A

UNITY WIRELESS CORPORATION

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I. PURPOSE

The principal purpose of the Audit Committee is to oversee the integrity of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In particular, the Audit Committee shall oversee (a) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls, (b) the Company's compliance with legal and regulatory requirements, (c) the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance, and (d) the fulfillment of the other responsibilities set out herein and as the Board of Directors may from time to time prescribe.  The Audit Committee shall also prepare the report required by the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.  The term "independent auditors" means the auditors that perform the audits of the Company that are required under the Securities Exchange Act of 1934 (the "Exchange Act") or the rules of the Commission thereunder.

II. MEETINGS

The Audit Committee shall meet as often as it deems necessary or advisable, but not less frequently than four times annually.  The Audit Committee shall meet periodically with the Company's management and its independent auditors in separate or joint sessions as deemed appropriate by the Audit Committee.  The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

III. MEMBERSHIP

The Audit Committee shall be appointed by the Board and shall be comprised of not fewer than three members of the Company's Board, each of whom shall meet the independence and other requirements of the Nasdaq National Market, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Commission regarding audit committees, and the rules and regulations of any other relevant body, including those regarding independence and experience.

All members of the Audit Committee shall be able to read and understand fundamental financial statements.  At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission, and at least one member of the Audit Committee shall satisfy any applicable financial sophistication or financial expert requirements of the Nasdaq National Market.

IV. AUTHORITY

The Company's independent auditors are ultimately accountable to the Audit Committee in its capacity as a committee of the Company's Board of Directors (the "Board"), and the independent auditors shall report directly to the Audit Committee.  The Audit Committee shall have sole and direct authority and responsibility to select, hire, oversee, evaluate, approve the compensation of, and, where appropriate, replace the Company's independent auditors.

In discharging its oversight role, the Audit Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain and determine funding for, at the Company's expense, independent legal counsel, additional independent auditors or other experts and advisors for this purpose. The Company shall provide the Audit Committee with appropriate funding to perform its duties, including payment of the Company's independent auditors and any experts or advisors retained by the Audit Committee.

V. KEY FUNCTIONS AND RESPONSIBILITIES

The following functions shall be the common recurring activities of the Audit Committee in carrying out its duties. The functions and responsibilities are set forth as a guide and may be varied from time to time by the Audit Committee as appropriate under the circumstances.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

                    FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1. Review and discuss with management and the Company's independent auditors the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the Company's independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements.

3. Discuss with management and the Company's independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, the quality and adequacy of the Company's internal controls and any special steps adopted in light of material deficiencies in such controls.

4.  Review with the auditors and management significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting policies available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

5. Review and discuss with management the Company's financial results to be included in its earnings press releases, including any "pro forma" or "adjusted" non-GAAP information (such function may be performed by the Chairperson of the Audit Committee on behalf of the Audit Committee in the case of quarterly financial results).

6. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification and disclosure process for reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITORS

7.  Pre-approve all auditing services, including the annual audit plan, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company or for the Audit Committee or Board by the Company's independent auditors. However, as permitted pursuant to Section 10A(i)(3) of the Act, authority for such pre-approval may be delegated to one or more Audit Committee members, provided that all approvals of audit and non-audit services pursuant to this delegated authority be presented to the full Audit Committee at its next meeting.

8. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit.  Without management present, discuss with the Company's independent auditors significant matters relating to the conduct of audits and attestation reports on management's assessment of internal control over financial reporting, including any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information, any significant disagreements with management and the adequacy of the Company's internal control over financial reporting and disclosure controls and procedures.  Discuss with the independent auditors matters relating to the report of the Audit Committee that is required by Commission rules to be included in the Company's annual proxy statement.

9. Obtain from the Company's independent auditors annually a formal written statement delineating all relationships between the independent auditors and the Company; discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; and take or recommend that the Board take appropriate action regarding the independence of the independent auditors.  Ensure the rotation of the audit partners as required by law, and monitor the Company's hiring of employees or former employees of the independent auditors to ensure compliance with applicable law.

10.  Obtain and review an annual report by the Company's independent auditors describing the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any issues.

11. Evaluate the qualifications, performance and independence of the Company's independent auditors, including considering whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board at least once each year.

                      COMPLIANCE OVERSIGHT RESPONSIBILITIES

12. At the conclusion of each audit, obtain from the Company's independent auditors assurance that during the course of the audit, the auditors did not become aware that an occurrence or a likely occurrence of an illegal act obligates the independent auditors under Section 10A(b) of the Exchange Act to assure that the Audit Committee is adequately informed of such occurrence.

13.  Approve or reject proposed related party transactions pursuant to requirements of the Exchange Act or NASDAQ.

14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15.  Discuss with the Company's General Counsel and outside counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

                                     CHARTER

16.  Review and reassess the adequacy of this charter once each year and, if appropriate, make recommendations to the Board as to changes to this charter as the Audit Committee may deem necessary or advisable.

17. Publish this charter in the proxy materials relating to Annual Meetings of Stockholders at least once every three years in accordance with SEC regulations.

                                      OTHER

18.  Discuss with management and the Board policies with respect to risk assessment and risk management, and review and discuss with management, the Board and the Company's independent auditors any annual reports by management on the Company's internal control over financial reporting that are required by Commission rules and any related attestation reports that are required from the independent auditors pursuant to Commission rules.

VI. LIMITATION OF AUDIT COMMITTEE'S ROLE

The Audit Committee's role is one of oversight.  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations.  These are the responsibilities of management and the Company's independent auditors.

May 17, 2004

Proxy

ANNUAL GENERAL & SPECIAL MEETING OF MEMBERS OF

UNITY WIRELESS CORPORATION (the "Company")

TO BE HELD AT:

UNITY WIRELESS CORPORATION

7438 Fraser Park Drive

Burnaby, BC Canada

ON

June 30, 2004 AT 10:00 AM Local Time

The undersigned member (“Registered Shareholder”) of the Company hereby appoints, Ilan Kenig, a Director of the Company, or failing this person, Myer Bentob, a Director of the Company, or in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting of the Registered Shareholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the said Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Shareholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

		For	Withhold
1.	Election of Directors:
Nominees:
MYER BENTOB
ILAN KENIG
KEN MADDISON
ROBERT SINGER
DORON NEVO
ANDREW CHAMBERLAIN

		For	Withhold
2.	To ratify the selection of KPMG LLP as independent auditors.

		For	Against
3.	To Amend the Company’s certificate of incorporation to increase the authorized Common Share capital from 100 million to 150 million.

		For	Against
4.	To transact such other business as may properly come before the Meeting.

The undersigned Registered Shareholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares
Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED .

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

INSTRUCTIONS FOR COMPLETION OF PROXY

1.

This Proxy is solicited by the Management of the Company.

1.

This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Shareholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Shareholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Shareholder, by Computershare Trust Company of Canada..

4.

A Registered Shareholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.

1.

A Registered Shareholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

(a)

appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder).  Where no choice is specified by a Registered Shareholder with respect to a resolution set out in the Instrument of Proxy, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy;

OR

(b)

appoint another proxyholder, who need not be a Registered Shareholder of the Company, to vote according to the Registered Shareholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

1.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Shareholder on any poll of a resolution that may be called for and, if the Registered Shareholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly.  Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Shareholder has submitted an Instrument of Proxy, the Registered Shareholder may still attend the Meeting and may vote in person.  To do so, the Registered Shareholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Meeting, this proxy form must be received at the office of Computershare Trust Company of Canada by mail or by fax no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting. The mailing address is:

Computershare Trust Company of Canada

Proxy Dept.  100 University Avenue 9th Floor

 Toronto Ontario M5J 2Y1

Fax:  Within North American:  1-866-249-7775  Outside North America:  (416) 263-9524